United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      July 22, 2016 (July 18, 2016)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

           New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2016, Overseas Shipholding Group, Inc. (“OSG”) and certain of its subsidiaries entered into a second amendment (the “Second OIN Credit Agreement Amendment”) to the secured term loan and revolver facilities, dated as of August 5, 2014, as amended by that certain First Amendment, dated as of June 3, 2015 (as amended, the “OIN Facilities”), among OSG, OSG International, Inc. (“OIN”), OIN Delaware LLC (the sole member of which is OIN), certain OIN subsidiaries, Jefferies Finance LLC, as administrative agent, and other lenders party thereto, both secured by a first lien on substantially all of the International Flag assets of OIN and its subsidiaries.

The Second OIN Credit Agreement Amendment, among other things, amends the conditions under which the OIN Facilities permit OSG to spin off OIN. In particular, the Second OIN Credit Agreement Amendment permits the distribution of OSG’s equity interests in OIN to OSG’s shareholders in conjunction with the transfer of substantially all of OIN’s assets (subject to certain exceptions) to a new wholly-owned subsidiary of OIN, subject to the satisfaction of other conditions set forth in the OIN Facilities and the Second OIN Credit Agreement Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second OIN Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amendment, dated as of July 18, 2016, to OIN Credit Agreement dated as of August 5, 2014, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: July 22, 2016	By	/s/ James D. Small III
Name: James D. Small III Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment, dated as of July 18, 2016, to OIN Credit Agreement dated as of August 5, 2014, among the Registrant, OSG International, Inc. (“OIN”), OIN Delaware LLC, certain subsidiaries of OIN as other guarantors, various lenders, Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Jefferies Finance LLC, as administrative agent, Barclays Bank PLC and UBS Securities LLC, as co-documentation agents, Jefferies Finance LLC, as syndication agent, collateral agent and mortgage trustee, swingline lender, and issuing bank.